                                                                    EXHIBIT 10.1

            FIFTH AMENDMENT TO CREDIT AGREEMENT AND PROMISSORY NOTE


     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND PROMISSORY NOTE (herein called this "Amendment") is made as of the 29th day of March, 1996 by and between Neo Energy, Inc., a Texas corporation ("Borrower"), Aviva Petroleum Inc., a Texas corporation ("Aviva Petroleum"), Aviva America, Inc., a Delaware corporation ("Aviva America"), and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("Lender").

                                   RECITALS:

     1. Borrower, Aviva Petroleum, Aviva America and Internationale Nederlanden Bank N.V., New York Branch (the "Bank") entered into that certain Credit Agreement dated as of August 6, 1993.

     2. Pursuant to such Credit Agreement, Borrower executed and delivered to Bank that certain Promissory Note dated as of August 6, 1993 made payable to the order of Bank in the stated principal amount of $25,000,000 (as heretofore amended by the First Amendment to Credit Agreement and Promissory Note referenced to below, the "Original Note").

     3. Pursuant to that certain Assignment and Assumption dated as of September 8, 1993, between Lender and Bank, Bank assigned to Lender all of Bank's rights, interests and obligations in and to such Credit Agreement, the Original Note and the other Loan Documents (as such term is defined in such Credit Agreement).

     4. Such Credit Agreement has been amended by (a) that certain First Amendment to Credit Agreement and Promissory Note dated March 31, 1994; (b) a letter amendment concerning Permitted Investments dated December 31, 1994; (c) a letter amendment concerning Consolidated Tangible Net Worth dated March 7, 1995; and (d) that certain Fourth Amendment to Credit Agreement and Promissory Note dated June 9, 1995. (As so amended, such Credit Agreement is herein called the "Original Agreement".)

     5. Borrower, Aviva Petroleum, Aviva America and Lender desire to further amend the Original Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                 ARTICLE I.

                           Definitions and References
                           --------------------------

     Section 1.1  Terms Defined in the Original Agreement.  Unless the
                  ---------------------------------------
context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2.  Other Defined Terms.  Unless the context otherwise
                   -------------------
requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" means this Fifth Amendment to Credit Agreement and
           ---------
     Promissory Note.

          "Credit Agreement" means the Original Agreement as heretofore amended
           ----------------
     and as amended hereby.

          "Note" means the Original Note as heretofore amended and as amended
           ----
     hereby.

                                  ARTICLE II.

                        Amendments to Original Agreement
                        --------------------------------

     Section 2.1.  Regular Payments.  Section 2.8 of the Original
                   ----------------
Agreement is hereby amended in its entirety to read as follows:

     "Section 2.8  Regular Payments.  Beginning March 29, 1996 and on the
                   ----------------
last Business Day of each calendar month thereafter, Borrower will, in addition to paying any interest then due on the Loan, repay the principal balance of the Loan in accordance with the following schedule:

                Payment Dates      Monthly Principal Payment
                -------------      -------------------------

                March, 1996            $1,250,000
                April, 1996               120,000
                May, 1996                 120,000
                June, 1996                120,000
                July, 1996                120,000
                August, 1996              120,000
                September, 1996           120,000
                October, 1996             120,000
                November, 1996            120,000
                December, 1996            120,000

                January, 1997          $  200,000
                February, 1997            200,000
                March, 1997               200,000
                April, 1997               200,000
                May, 1997                 200,000

                June, 1997                200,000
                July, 1997                526,000
                August, 1997              526,000
                September, 1997           526,000
                October, 1997             526,000
                November, 1997            526,000
                December, 1997            526,000

                January, 1998          $  526,167
                February, 1998            526,167
                March, 1998               526,167
                April, 1998               526,167
                May, 1998                 526,167
                June, 1998                526,167
                July, 1998                526,167
                August, 1998              526,167
                September, 1998           526,167
                October, 1998             526,167
                November, 1998            526,167
                December, 1998            526,167"


     Section 2.2.  Tangible Net Worth.  The first sentence of Section
                   ------------------
5.2(m) of the Original Agreement is hereby amended to read as follows and such amendment shall be effective as of the effective date of this Agreement:

     "Aviva Petroleum's Consolidated Tangible Net Worth will never be less than $22,000,000."

     Section 2.3.  Borrowing Base Designation.  Agent hereby designates a
                   --------------------------
Borrowing Base of $11,750,000 for the period beginning as of the date of this Amendment and continuing until but not including the next date when the Borrowing Base is redetermined as set forth in Section 2.11 of the Credit Agreement.

     Section 2.4.  Amendments to Original Note.  (a)  The sixth paragraph of the
                   ---------------------------
Original Note is hereby amended in its entirety to read as follows:

     "On December 31, 1998 the unpaid principal balance of this Note and all interest accrued hereon shall be due and payable in full."

     (b) The definition of "Base Rate Payment Date" in the Original Note is hereby amended to read as follows:

          "`Base Rate Payment Date' means (i) the last Business Day of each calendar month, beginning March 29, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate

     Payment Date to another day, such other day shall also be a Base Rate Payment Date."


                                  ARTICLE III.

                         Representations and Warranties
                         ------------------------------

     Section 3.1.  Representations and Warranties of Borrower.  In order to
                   ------------------------------------------
induce Lender to enter into this Amendment, each Obligor represents and warrants to Lender that:

          (a) The representations and warranties contained in Section 4.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Each Obligor is duly authorized to execute and deliver this Amendment and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Each Obligor has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

          (c) The execution and delivery by each Obligor of this Amendment, the performance by each Obligor of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles or certificate, as appropriate, of incorporation and bylaws of each Obligor, or of any material agreement, judgment, license, order or permit applicable to or binding upon each Obligor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Obligor. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by each Obligor of this Amendment or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, each of this Amendment, the Note and the Credit Agreement will be a legal and binding instrument and agreement of each Obligor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

          (e) The audited annual Consolidated financial statements of Aviva Petroleum dated as of December 31, 1995 fairly present its Consolidated financial position at such date and its Consolidated results of operations and

     Consolidated cash flows for the period ending on such date. Since December 31, 1995, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of the Obligors.

                                  ARTICLE IV.

                                 Miscellaneous
                                 -------------

     Section 4.1.  Effective Date.  This Amendment shall become effective as
                   --------------
of the date first above written when and only when Lender shall have received, at Lender's office, (i) a counterpart of this Amendment executed and delivered by Borrower and (ii) a modification fee of $100,000.

     Section 4.2.  Ratification of Agreements.  The Original Agreement and the
                   --------------------------
Original Note as hereby amended are hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also, and any reference in any Loan Document to the Note and any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to such document as amended hereby. Any reference to the Note in any other Loan Document shall be deemed to be a reference to the Original Note as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     Section 4.3.  Ratification of Security Documents.  Each of the Obligors
                   ----------------------------------
hereby consents to the provisions of this Amendment and the transactions contemplated herein (including without limitation the amendment to the Original
Note), and hereby ratifies and confirms each Loan Document executed and delivered by it to and for the benefit of Lender, and each hereby agrees that its respective obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

     Section 4.4.  Survival of Agreements.  All representations, warranties,
                   ----------------------
covenants and agreements of each Obligor herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Obligor hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Obligor under this Amendment and under the Credit Agreement.

     Section 4.5.  Loan Documents.  This Amendment is a Loan Document, and all
                   --------------
provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     Section 4.6.   Governing Law.  This Amendment shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 4.7.  Counterparts.  This Amendment may be separately executed in
                   ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              AVIVA PETROLEUM INC.
                              NEO ENERGY, INC.
                              AVIVA AMERICA, INC.



                              By:     /s/ James L. Busby
                                 --------------------------------
                                 James L. Busby
                                 Treasurer


                              INTERNATIONALE NEDERLANDEN (U.S) CAPITAL
                              CORPORATION



                              By:     /s/ Nancy S. Frohman
                                 --------------------------------
                                 Nancy S. Frohman
                                 Vice President

                             CONSENT AND AGREEMENT
                             ---------------------

     Aviva Operating Company, a Nevada corporation, hereby consents to (i) the provisions of that certain Fifth Amendment to Credit Agreement and Promissory Note (the "Amendment") made as of the 29th day of March, 1996 by and between Neo Energy, Inc., a Texas corporation, Aviva Petroleum Inc., a Texas corporation, Aviva America, Inc., a Delaware corporation, and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("Lender") and (ii) the transactions contemplated in the Amendment (including without limitation the amendment to the Original Note), and hereby ratifies and confirms the Guaranty (the "Guaranty") dated as of August 6, 1993 made by it for the benefit of Internationale Nederlanden Bank N.V., New York Branch (which has since assigned all its rights, interests, and obligations under the Guaranty to Lender), and agrees that its obligations and covenants under the Guaranty are unimpaired by the Amendment and shall remain in full force and effect.


                              AVIVA OPERATING COMPANY



                              By:  /s/ James L. Busby
                                 ---------------------------------
                                 James L. Busby
                                 Treasurer